UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2016

CAROLCO PICTURES, INC.

 (Exact name of registrant as specified in its charter)

Florida	000-55353	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1395 Brickell Avenue, Suite 800 Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(877) 535-1400

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, “Company,” “our company,” “us,” and “our” “Carolco” refer to Carolco Pictures, Inc., unless the context requires otherwise.

Item 4.01 Change in Registrant’s Auditors

(a)   Previous independent registered audit firm.

(i)   On March 28, 2016, the Registrant dismissed its independent registered public accounting firm, Li & Company, P.C. ("LICO").

(ii)   The reports of LICO as of December 31, 2014 and 2013 and for the years then ended did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles other than an explanatory paragraph as to a going concern.

(iii)   The decision to change the independent registered public accounting firm was recommended and approved by the Board of Directors of the Company.

(iv)   During the Company’s two most recent year ended December 31, 2014 and 2013 and any subsequent interim periods through the date of the termination (March 28, 2016) of LICO  there have been no disagreements with LCPC (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LCPC, would have caused them to make reference thereto in their report on financial statements for such years.

(v)   The Company provided LICO with a copy of this report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that LICO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter from LICO filed as Exhibit 16.1 hereto and incorporated herein by reference.

(b)   New independent registered public accounting firm.

On March 28, 2016, the Registrant engaged Weinberg & Company, P.A., as its independent registered audit firm to audit the Registrant’s financial statements for the fiscal year ended December 31, 2015 and to perform procedures related to the financial statements included in the Registrant’s quarterly reports on Form 10-Q, beginning with the quarter ending March 31, 2016.

During the two most recent fiscal years ended December 31, 2014 and 2013 and through the date of the engagement of Weinberg & Company, P.A., neither the Registrant nor anyone on its behalf has consulted with Weinberg & Company, P.A., regarding either:

(a)

The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that Weinberg & Company, P.A., concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

(b)

Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Li and Company, PC addressed to the Securities and Exchange Commission dated March 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAROLCO PICTURES, INC.

Date: March 30, 2016	By:	/s/ Tarek Kirschen
	Name:	Tarek Kirschen
	Title:	Chief Executive Officer